SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - MARCH 9, 2000
         (THIS CURRENT REPORT AMENDS SEC FORM 8-K FILED MARCH 14, 2000)



                                 TELEMETRIX INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)




       Delaware                       0-14724                59-3453156
 -----------------------------      ------------          ---------------------
(State or other                    (Commission           (IRS Employer
 jurisdiction of incorporation      File Number)          Identification Number)
 or organization)


                                1225 Sage Street
                             Gering, Nebraska 69341
               ---------------------------------------------------
              (Address of Registrant's principal executive offices)

                                 (308) 436-4090
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 (308) 436-7101
               --------------------------------------------------
              (Registrant's facsimile number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          16.1 Letter from former independent accountant for Registrant's subsidiary, Tracy Corporation II, a Nebraska corporation doing business as Western Total Communications, indicating concurrence with the statements made by Registrant in its current report on SEC Form 8-K filed March 14, 2000, in response to Item 304(a) of Regulation S-K (as such letter is required by Item 304(a)(3) of Regulation S-K).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TELEMETRIX INC., a Delaware corporation

March  21, 2000                         By: /s/ Michael L. Glaser
                                           -------------------------------------
                                           Michael L. Glaser, Secretary
























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